UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Cephalon, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CEPHALON, INC.	Stockholder Meeting to be held on 5/22/08
**IMPORTANT NOTICE **	Proxy Material Available at www.proxyvote.com
Regarding the Availability of Proxy Material
for the Annual Meeting of Stockholders	• Notice and Proxy Statement
to be held on May 22, 2008	• Form 10-K
• Annual Report
You are receiving this communication because you hold shares in the above company, and the material you should review
before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a paper or email copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CEPHALON, INC.	To facilitate timely delivery please make the request as instructed below on or before 5/8/08.
41 MOORES ROAD
FRAZER, PA 19355	HOW TO VIEW MATERIAL VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit:
www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
1) BY INTERNET — www.proxyvote.com
2) BY TELEPHONE — 1-800-579-1639
3) BY E-MAIL* — sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date:	5/22/08	Many stockholder meetings have attendance
Meeting Time:	8:30 a.m.	requirements. Please check the meeting material
For holdersas of:	3/27/08	for any special requirements for meeting attendance. At
the Meeting, you will need to request a ballot to vote
Meeting Location:		these shares.
Cephalon, Inc. Corporate Headquarters
41 Moores Road
Frazer, PA 19355

Meeting Directions:		Vote By Internet
For Meeting Directions Please Visit:
http://www.cephalon.com/directions.aspx		To vote now by Internet, go to
WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-offdate or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL DIRECTOR NOMINEES AND FOR PROPOSALS 2 AND 3.
1.	ELECTION OF DIRECTORS
Nominees: 01) Frank Baldino, Jr., Ph.D.,
02) William P. Egan,03) Martyn D. Greenacre,
04) Vaughn M. Kailian, 05) Kevin E. Moley,
06) Charles A. Sanders, M.D., 07) Gail R. Wilensky, Ph.D. and 08) Dennis L. Winger

2.

APPROVAL OF AMENDMENTS TO THE 2004 EQUITY COMPENSATION PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE AND ESTABLISHING PERFORMANCE GOALS SO THAT STOCK AWARDS GRANTED UNDER THE PLAN MAY QUALIFY AS QUALIFIED PERFORMANCE-BASED COMPENSATION

3.	RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDINGDECEMBER 31, 2008

4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.